                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 3

     AMENDMENT NO. 3, dated as of August 12, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through December 13, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among LEVIATHAN GAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks and other financial institutions (the "Lenders") parties hereto, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and ING (U.S.) CAPITAL CORPORATION, a Delaware corporation, as co-arranger for the Lenders (the "Co-Arranger").

                                  WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and waived in the manner provided for in this Amendment; and

     WHEREAS, the consent of the Required Lenders has been obtained; and

     WHEREAS, the Administrative Agent, the Co-Arranger and the Required Lenders are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Co-Arranger and the Required Lenders hereby agree as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the recitals to this Amendment have the meanings specified therein, and terms defined in the Credit Agreement (including all amendments thereto) are used herein as therein defined.

     2. Amendments to Credit Agreement.

     (a) Amendment to Recitals. The second "Whereas" clause in the recitals is amended by deleting the amount "$300,000,000" and substituting therefor the amount "$350,000,000."

     (b) The definition of "Management Agreement" is hereby deleted in its entirety and replaced with the following new definition for the same defined term:

          "Management Agreement": (i) the First Amended and Restated Management Agreement, dated as of June 27, 1994, between DeepTech and the General Partner, as amended by the First Amendment thereto dated as of January 1, 1995, and as further amended, modified or supplemented from time to time in accordance with subsection 8.9 or (ii) any other agreement or arrangement, reasonably acceptable to the Administrative Agent, providing management, administrative, operational and other functions to the Borrower adequate to allow the Borrower to conduct operations consistent with prior practices.

     (c) Amendment to Revolving Credit Commitments. Schedule I is amended by deleting the amounts contained in the Revolving Credit Commitment column and substituting therefor the corresponding amounts contained in Schedule I attached to this Amendment. On the Amendment Effective Date (as defined below) the aggregate Revolving Credit Commitments will be increased to $350,000,000 and the Revolving Credit Commitment of each Lender will be as set forth on Schedule I attached hereto.

     3. Waivers to Credit Agreement. (a) It is the intention of the Borrower, the Administrative Agent, the Co-Arranger and the Lenders that the provisions in the Credit Agreement relating to the Incurrence

Limitation not be effective from the Amendment Effective Date through January 31, 1999. Each of the Administrative Agent, the Co-Arranger and the Lenders hereby waives compliance by the Borrower with the requirements of subsections 2.4, 3.1(a), 4.1(c) and 7.2(b)(ii)(y) during the period beginning the Amendment Effective Date through and including January 31, 1999 to the extent and only to the extent that such subsections relate to the Incurrence Limitation. All provisions waived as a result of this paragraph shall become binding once again as of February 1, 1999.

     (b) Each of the Administrative Agent, the Co-Arranger and the Lenders hereby waives compliance by the Borrower with the requirements of subsections 8.1(d) and 8.1(e) during the period beginning the Amendment Effective Date through and including January 31, 1999.

     4. Commitment Fee. From the Amendment Effective Date through and including January 31, 1999, the commitment fee under subsection 2.5 of the Credit Agreement payable to each Lender shall be computed at the rate per annum equal to the then Applicable Margin therefor as set forth under the column heading "Commitment Fee" on the average daily amount of the Available Revolving Credit Commitment of such Lender.

     5. Revolving Credit Notes. The Borrower will execute and deliver to the Administrative Agent a new Revolving Credit Note for each Lender which requests the same in the amount of the Revolving Credit Commitment of such Lender after giving effect to this Amendment. Each such Lender will return the existing Revolving Credit Note held by it to the Administrative Agent.

     6. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

          (a) The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment, and the other Loan Parties shall have executed and delivered to the Administrative Agent the attached Acknowledgment ("Acknowledgment") approving this Amendment.

          (b) The Administrative Agent shall have received from the Borrower (i) for the account of each Lender which executes and delivers this Amendment on or prior to the Amendment Effective Date, the fees associated with this Amendment and (ii) for the account of the Administrative Agent and the Co-Arranger, such additional fees as are separately agreed with the Borrower.

          (c) The Administrative Agent shall have received a certificate of each of the Borrower, Leviathan and each Subsidiary of the Borrower which is a Loan Party, dated the Amendment Effective Date, as to the incumbency and signature of the officers of each such Person executing this Amendment and the Acknowledgment, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Person.

          (d) The Administrative Agent shall have received the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

          (e) The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the General Partner authorizing on behalf of the Borrower the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the Amendment Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (f) The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of Leviathan authorizing the execution, delivery and performance of the Acknowledgment, certified by the Secretary or an Assistant Secretary of Leviathan as of the Amendment Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (g) The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Member or the Board of Directors, as applicable, of each Subsidiary of the Borrower which is a party to the Acknowledgment authorizing the execution, delivery and performance of the Acknowledgment, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Amendment Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

     7. General.

     (a) Representations and Warranties. After giving effect to this Amendment, the Borrower represents that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

     (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

     (d) Governing Law; Counterparts. (i) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (ii) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                            LEVIATHAN GAS PIPELINE PARTNERS,
                                            L.P.

                                            By       /s/ KEITH FORMAN
                                             -----------------------------------
                                             Name: Keith Forman
                                             Title: Chief Financial Officer

                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent and Lender

                                            By      /s/ PETER M. LING
                                             -----------------------------------
                                             Name: Peter M. Ling
                                             Title: Vice President

                                            ING (U.S.) CAPITAL CORPORATION, as
                                            Co-Arranger and Lender

                                            By     /s/ FRANK P. FERRARA
                                             -----------------------------------
                                             Name: Frank P. Ferrara
                                             Title: Senior Associate

                                            DEN NORSKE BANK ASA

                                            By     /s/ BYRON L. COOLEY
                                             -----------------------------------
                                             Name: Byron L. Cooley
                                             Title: Senior Vice President

                                            By     /s/ CHARLES E. HALL
                                             -----------------------------------
                                             Name: Charles E. Hall
                                             Title: Senior Vice President

                                            WELLS FARGO BANK TEXAS, N.A.

                                            By      /s/ CHRISTINA FAITH
                                               ---------------------------------
                                             Name: Christina Faith
                                             Title: Assistant Vice President

                                            MEESPIERSON CAPITAL CORP.

                                            By    /s/ DARRELL W. HALLEY
                                             -----------------------------------
                                             Name: Darrell W. Halley
                                             Title: Senior Vice President

                                            By            /s/ KL
                                             -----------------------------------
                                             Name: KL
                                             Title: Managing Director

                                            BANK OF SCOTLAND

                                            By       /s/ JANET TAFFE
                                             -----------------------------------
                                             Name: Janet Taffe
                                             Title: Assistant Vice President

                                            PARIBAS

                                            By    /s/ DOUGLAS R. LIFTMAN
                                             -----------------------------------
                                             Name: Douglas R. Liftman
                                             Title: Vice President

                                            By    /s/ MARIAN LIVINGSTON
                                             -----------------------------------
                                             Name: Marian Livingston
                                             Title: Vice President

                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                            By     /s/ WALTER N. BRENNER
                                               ---------------------------------
                                             Name: Walter N. Brenner
                                             Title: Authorized Signatory

                                            FIRST UNION NATIONAL BANK

                                            By   /s/ ROBERT R. WETTEROFF
                                             -----------------------------------
                                             Name: Robert R. Wetteroff
                                             Title: Senior Vice President

                                            ARAB BANKING CORPORATION (B.S.C.)

                                            By      /s/ SHELDON TILNEY
                                             -----------------------------------
                                             Name: Sheldon Tilney
                                             Title: Deputy General Manager

                                            CREDIT AGRICOLE INDOSUEZ

                                            By       /s/ DEAN BALICE
                                             -----------------------------------
                                             Name: Dean Balice
                                               Title: Senior Vice President
                                                Branch Manager

                                            By       /s/ DAVID BOUNL
                                             -----------------------------------
                                             Name: David Bounl, F.V.P.
                                               Title: Head of Corporate Banking
                                                Chicago

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By       /s/ JOHN R. WAY
                                             -----------------------------------
                                             Name: John R. Way
                                             Title: Assistant Vice President

                                            THE BANK OF NOVA SCOTIA

                                            By        /s/ F.C.W. ASHBY
                                               ---------------------------------
                                             Name: F.C.W. Ashby
                                             Title: Senior Manager Loan
                                               Operations

                                            HIBERNIA NATIONAL BANK

                                            By    /s/ GARY C. CULBERTSON
                                             -----------------------------------
                                             Name: Gary C. Culbertson
                                             Title: Assistant Vice President

                                 ACKNOWLEDGMENT

     The undersigned guarantors hereby consent and agree to the foregoing Amendment and confirm that their respective obligations under the Loan Documents remain in full force and effect and, among other things, apply to the increase in the Revolving Credit Commitments effected by the Amendment:

                                            LEVIATHAN GAS PIPELINE COMPANY

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            DELOS OFFSHORE COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            EWING BANK GATHERING COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            FLEXTREND DEVELOPMENT COMPANY,
                                            L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            GREEN CAYNON PIPELINE COMPANY,
                                            L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            LEVIATHAN OIL TRANSPORT SYSTEMS,
                                            L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            MANTA RAY GATHERING COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            POSEIDON PIPELINE COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            SAILFISH PIPELINE COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            STINGRAY HOLDING, L.L.C.

                                            By:       /s/ KEITH FORMAN
                                                --------------------------------
                                              Name: Keith Forman
                                              Title:

                                            TARPON TRANSMISSION COMPANY

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            TRANSCO HYDROCARBONS COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            TEXAM OFFSHORE GAS TRANSMISSION,
                                            L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            TRANSCO OFFSHORE PIPELINE
                                            COMPANY, L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name: Keith Forman
                                              Title:

                                            VK DEEPWATER GATHERING COMPANY,
                                            L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name:
                                              Title:

                                            VK-MAIN PASS GATHERING COMPANY,
                                            L.L.C.

                                            By:      /s/ KEITH FORMAN
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                      SCHEDULE I

                LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES

                                                              REVOLVING CREDIT     COMMITMENT
LENDER NAME AND ADDRESS                                          COMMITMENT        PERCENTAGE
-----------------------                                       ----------------   --------------
The Chase Manhattan Bank....................................   $33,083,333.34    9.45238095429%
ING (U.S.) Capital Corporation..............................   $33,083,333.34    9.45238095429%
Den norske Bank ASA.........................................   $30,333,333.33    8.66666666571%
Wells Fargo Bank (Texas), N.A. .............................   $30,333,333.33    8.66666666571%
MeesPierson N.V. ...........................................   $30,750,000.00    8.78571428571%
Credit Lyonnais Cayman Island Branch........................   $30,750,000.00    8.78571428571%
Bank of Scotland............................................   $25,000,000.00    7.14285714286%
Bank of Nova Scotia.........................................   $23,750,000.00    6.78571428571%
Paribas.....................................................   $23,333,333.33    6.66666666571%
First Union Bank of North Carolina..........................   $23,333,333.33    6.66666666571%
PNC Bank....................................................   $23,750,000.00    6.78571428571%
Credit Agricole.............................................   $17,500,000.00    5.00000000000%
Hibernia National Bank......................................   $15,000,000.00    4.28571428571%
Arab Banking Corporation (B.S.C.)...........................   $10,000,000.00    2.85714285714%